VIRTUS SGA Emerging Markets Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
($ reported in thousands)
	Shares	Value
Common Stocks—100.1%
Communication Services—12.3%
NAVER Corp. (South Korea)	119,478	$ 23,239
Tencent Holdings Ltd. (China)	368,325	23,601
Tencent Music Entertainment Group ADR (China)	1,005,927	19,606
		66,446

Consumer Discretionary—22.3%
Alibaba Group Holding Ltd. Sponsored ADR (China)	188,808	21,413
Fast Retailing Co., Ltd. (Japan)	67,850	23,332
H World Group Ltd. (China)	3,853,852	13,034
MakeMyTrip Ltd. (India)(1)	115,903	11,361
MercadoLibre, Inc. (Uruguay)(1)	12,048	31,489
Yum China Holdings, Inc. (China)	427,521	19,138
		119,767

Consumer Staples—15.4%
CP ALL PCL Foreign Shares (Thailand)	11,647,397	15,764
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	155,590	16,023
L’Oreal S.A. (France)	25,846	11,055
Unilever plc Sponsored ADR (United Kingdom)	336,318	20,573
Wal-Mart de Mexico SAB de C.V. (Mexico)	5,799,087	19,185
		82,600

Financials—27.6%
AIA Group Ltd. (China-Hong Kong)	2,824,514	25,331
Bajaj Finance Ltd. (India)	2,039,150	22,267
Bank Central Asia Tbk PT (Indonesia)	34,404,416	18,384
Capitec Bank Holdings Ltd. (South Africa)	56,962	11,425
HDFC Bank Ltd. ADR (India)	450,131	34,511
Sanlam Ltd. (South Africa)	3,441,844	17,239
XP, Inc. Class A (Brazil)	946,925	19,128
		148,285

Industrials—4.1%
Grab Holdings Ltd. Class A (Singapore)(1)	4,385,097	22,057
Information Technology—18.4%
Infosys Ltd. Sponsored ADR (India)	1,548,349	28,691
	Shares	Value

Information Technology—continued
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	962,441	$ 34,923
Tata Consultancy Services Ltd. (India)	463,602	18,715
TOTVS S.A. (Brazil)	2,116,595	16,483
		98,812

Total Common Stocks (Identified Cost $443,728)		537,967

Total Long-Term Investments—100.1% (Identified Cost $443,728)		537,967

TOTAL INVESTMENTS—100.1% (Identified Cost $443,728)		$537,967
Other assets and liabilities, net—(0.1)%		(559)
NET ASSETS—100.0%		$537,408

Abbreviations:
ADR	American Depositary Receipt
PCL	Public Company Limited
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
India	21%
China	18
Brazil	7
Mexico	7
Taiwan	7
Uruguay	6
South Africa	5
Other	29
Total	100%
† % of total investments as of June 30, 2025.
The following table summarizes the value of the Fund’s investments as of June 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$537,967	$537,967
Total Investments	$537,967	$537,967
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2025.
There were no transfers into or out of Level 3 related to securities held at June 30, 2025.
See Notes to Schedule of Investments

VIRTUS SGA Emerging Markets Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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